UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-4215

DREYFUS PREMIER GNMA FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	04/30
Date of reporting period:	10/31/14

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus
GNMA Fund

SEMIANNUAL REPORT October 31, 2014

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Financial Futures
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
GNMA Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus GNMA Fund, covering the six-month period from May 1, 2014, through October 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Contrary to most analysts’ expectations, U.S. fixed-income securities generally gained value as long-term interest rates fell over the reporting period. Under most circumstances, bond yields tend to climb and prices fall during economic recoveries such as the one that prevailed over the past six months. However, international developments led to a surge in demand for a relatively limited supply of U.S. government securities, causing a supply-and-demand imbalance that drove yields lower and prices higher. Higher yielding sectors of the bond market also fared relatively well as credit conditions improved in the recovering U.S. economy.

We currently hold a relatively cautious view of the near- to intermediate-term prospects for fixed-income securities.The U.S. economy appears likely to continue to accelerate as several longstanding drags—including tight fiscal policies and private sector deleveraging—fade from the scene. In an improving economic environment, the Federal Reserve Board (the “Fed”) may begin to raise short-term interest rates sometime in 2015. In addition, the recent end of the Fed’s quantitative easing program has removed a degree of investor demand from the market. Therefore, we believe selectivity and a long-term perspective seem poised to become more important determinants of investment success.As always, we urge you to talk regularly with your financial advisor to assess the potential impact of our observations on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
November 17, 2014

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2014, through October 31, 2014, as provided by Robert Bayston, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended October 31, 2014, Dreyfus GNMA Fund’s Class A shares produced a total return of 1.74%, Class C shares returned 1.38%, and Class Z shares returned 1.81%.1 In comparison, the fund’s benchmark, the Barclays GNMA Index (the “Index”), achieved a total return of 2.54% for the same period.2

Despite accelerating U.S. economic growth over the reporting period, GNMA securities gained a degree of value as longer term yields declined amid favorable supply-and-demand dynamics.The fund produced lower returns than its benchmark, mainly due to a relatively short average duration and underweighted exposure to GNMA pass-through securities.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue this goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in Government National Mortgage Association (“GNMA” or “Ginnie Mae”) securities. The remainder may be allocated to other mortgage-related securities, including U.S. government agency securities and privately issued mortgage-backed securities, as well as asset-backed securities, U.S. Treasuries, and repurchase agreements.

Long-Term Rates Fell despite a Strengthening U.S. Economy

The U.S. economy showed signs of renewed strength at the start of the reporting period, providing encouragement to many analysts in the wake of a surprising economic contraction during the first quarter of 2014. By the spring, evidence began to emerge that U.S. labor markets were gaining momentum as the unemployment rate declined and the economy produced more than 200,000 new jobs per month. Meanwhile, manufacturing activity accelerated and consumers grew more confident. In fact, U.S. GDP grew at a robust 4.6% annualized rate during the second quarter and 3.5% during the third quarter of the year.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

A recovering economy typically leads to higher long-term interest rates and lower bond prices as investors worry about a potential acceleration of inflation.This time proved to be different. Unlike most previous recoveries, inflationary pressures remained subdued amid sluggish global economic growth and falling commodity prices. Supply-and-demand factors put additional downward pressure on longer term rates as global investors sought higher yields from U.S. government securities than were available from high-quality sovereign bonds in overseas markets. In addition, demand remained strong over much of the reporting period from the Federal Reserve Board’s (“the Fed”) quantitative easing program. Robust demand was met by a relatively limited supply of new securities.As a result, yield differences narrowed along the market’s maturity spectrum.

Mortgage-backed securities issued by Ginnie Mae generally performed in line with U.S. Treasury securities over the reporting period. Although the gradual tapering of the Fed’s bond purchases led to incremental reductions in investor demand, the supply of newly issued GNMA securities also fell when fewer first-time homebuyers sought government-backed mortgage loans. In addition, prepayment activity remained relatively benign despite lower refinancing rates.

Defensive Investment Posture Dampened Relative Results

Like many analysts, we expected long-term interest rates to climb in response to the recovering U.S. economy.Therefore, we set the fund’s average duration in a position that was shorter than that of the benchmark. However, this defensive positioning prevented the fund from participating more fully in the market’s gains when interest rates unexpectedly declined. In addition, we adopted a yield-curve strategy designed to benefit from widening yield difference along the maturity spectrum, but underweighted exposure to longer maturities constrained the fund’s relative results.

From an asset allocation perspective, we generally maintained underweighted exposure to GNMA pass-through securities. Instead, we invested a portion of the fund’s assets in Treasury Inflation Protected Securities (“TIPS”), project loans, and Agency collateralized mortgage obligations (“CMOs”).These investments generally underperformed GNMA securities over the reporting period.

The fund achieved better relative results through our security selection strategy among GNMA securities. We focused early in the reporting period on coupons in the 4% to 4.5% range, which benefited from slow prepayment activity. We later shifted our emphasis to underweight the most negatively convex coupons, 3.5% to 4.5% range, which helped the fund withstand bouts of heightened volatility as the Fed approached the end of its quantitative easing program

At times during the reporting period, we employed interest-rate futures to set the fund’s duration strategy.

Strategies for an Improving Economic Environment

Although the end of quantitative easing so far has had relatively little impact on the bond market, we continue to expect that reduced demand for U.S. government agency securities will send interest rates and market volatility higher. Therefore, we have maintained the fund’s generally defensive investment posture, including underweighted exposure to GNMA securities and a relatively short average duration. Of course, we may tactically increase or decrease the fund’s GNMA holdings as market conditions evolve and their valuations change relative to other segments of the bond market.

November 17, 2014

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class
Z is not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Barclays GNMA Index is an unmanaged, total return performance benchmark for the GNMA market consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage
Association. Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus GNMA Fund from May 1, 2014 to October 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2014

	Class A	Class C	Class Z
Expenses paid per $1,000†	$5.24	$9.39	$4.63
Ending value (after expenses)	$1,017.40	$1,013.80	$1,018.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2014

	Class A	Class C	Class Z
Expenses paid per $1,000†	$5.24	$9.40	$4.63
Ending value (after expenses)	$1,020.01	$1,015.88	$1,020.62

† Expenses are equal to the fund’s annualized expense ratio of 1.03% for Class A, 1.85% for Class C and .91%
for Class Z, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2014 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—111.0%	Rate (%)	Date	Amount ($)	Value ($)
Asset-Backed Ctfs./
Auto Receivables—8.8%
Ally Auto Receivables Trust,
Ser. 2012-SN1, Cl. A3	0.57	8/20/15	491,283	491,285
Ally Auto Receivables Trust,
Ser. 2013-1, Cl. A3	0.63	5/15/17	4,615,629	4,620,168
Ally Auto Receivables Trust,
Ser. 2013-SN1, Cl. A3	0.72	5/20/16	2,724,848	2,726,466
Ally Master Owner Trust,
Ser. 2012-3, Cl. A2	1.21	6/15/17	4,000,000	4,017,890
BMW Vehicle Lease Trust,
Ser. 2013-1, Cl. A3	0.54	9/21/15	6,318,825	6,320,903
Carmax Auto Owner Trust,
Ser. 2013-1, Cl. A2	0.42	3/15/16	92,489	92,490
Carmax Auto Owner Trust,
Ser. 2013-4, Cl. A2	0.52	11/15/16	2,371,078	2,372,411
Ford Credit Auto Lease Trust,
Ser. 2013-A, Cl. A3	0.60	3/15/16	2,607,113	2,608,418
Ford Credit Auto Owner Trust,
Ser. 2013-A, Cl. A3	0.55	7/15/17	4,196,354	4,199,195
Mercedes-Benz Auto Lease Trust,
Ser. 2014-A, Cl. A2A	0.48	6/15/16	5,106,000	5,108,670
Mercedes-Benz Auto Lease Trust,
Ser. 2013-A, Cl. A3	0.59	2/15/16	4,754,126	4,755,566
Nissan Auto Lease Trust,
Ser. 2012-B, Cl. A3	0.58	11/16/15	2,656,143	2,656,546
Nissan Auto Lease Trust,
Ser. 2013-A, Cl. A3	0.61	4/15/16	5,000,000	5,003,402
				44,973,410
Asset-Backed Ctfs./
Credit Cards—2.3%
GE Capital Credit Card Master Note
Trust, Ser. 2012-1, Cl. A	1.03	1/15/18	4,000,000	4,004,744
GE Capital Credit Card Master Note
Trust, Ser. 2009-4, Cl. A	3.80	11/15/17	5,400,000	5,407,028
World Financial Network Credit
Card Master Trust,
Ser. 2010-A, Cl. A	3.96	4/15/19	2,500,000	2,552,330
				11,964,102

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./Equipment—.6%
CNH Equipment Trust,
Ser. 2011-C, Cl. A3	1.19	12/15/16	872,815		873,181
GE Equipment Transportation,
Ser. 2012-2, Cl. A3	0.62	7/25/16	2,139,166		2,141,144
					3,014,325
Asset-Backed Ctfs./
Home Equity Loans—.0%
Equivantage Home Equity Loan
Trust, Ser. 1997-1, Cl. A4	7.78	3/25/28	58,463	[a]	58,207
GE Capital Mortgage Services
Trust, Ser. 1999-HE1, Cl. A7	6.27	4/25/29	41,425		41,747
					99,954
Residential Mortgage
Pass-Through Ctfs.—.1%
GSR Mortgage Loan Trust,
Ser. 2004-12, Cl. 2A2	2.55	12/25/34	585,971	[a]	557,000
U.S. Government Agencies/
Mortgage-Backed—91.4%
Federal Home Loan Mortgage Corp.:
5.00%, 3/1/20			83,469	[b]	88,636
Multiclass Mortgage
Participation Ctfs., REMIC,
Ser. 4224, Cl. KC, 3.00%,
5/15/32			2,253,771	[b]	2,330,188
Federal National Mortgage Association:
5.00%, 4/1/40—5/1/42			13,078,274	[b]	14,517,354
5.50%, 9/1/39			1,725,553	[b]	1,944,280
6.00%, 4/1/35			839,011	[b]	952,172
Gtd. Pass-Through Ctfs.,
REMIC, Ser. 2003-49,
Cl. JE, 3.00%, 4/25/33			165,463	[b]	170,259
Gtd. Pass-Through Ctfs.,
REMIC, Ser. 2013-128,
Cl. A, 3.50%, 12/25/30			5,414,940	[b]	5,663,399
Government National Mortgage Association I:
4.00%, 9/15/24—7/15/41			28,979,062		31,040,599
4.50%, 10/15/24—10/15/41			40,257,729		44,050,758
5.00%, 10/15/23—3/15/41			26,370,731		29,271,236

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Government National Mortgage
Association I (continued):
5.50%, 6/15/20—9/15/39	22,155,400		24,974,376
6.00%, 10/15/19—9/15/39	9,771,282		11,155,586
6.50%, 5/15/28—6/15/32	175,225		200,660
7.00%, 11/15/22—12/15/22	5,689		6,192
7.50%, 2/15/17—5/15/26	1,788,406		1,891,397
8.00%, 9/15/21—12/15/22	805,506		923,782
8.50%, 12/15/16—12/15/22	504,630		522,030
9.00%, 9/15/19—12/15/22	558,322		590,147
9.50%, 3/15/18—1/15/25	162,005		166,275
Ser. 2013-57, Cl. A, 1.35%, 6/16/37	2,927,326		2,883,214
Ser. 2013-63, Cl. AM,
2.00%, 2/16/47	3,011,732	[a]	2,947,406
Government National Mortgage Association II:
3.00%	10,500,000	[c]	10,697,695
3.50%	54,045,000	[c]	56,545,635
4.00%	45,800,000	[c]	48,972,900
4.50%	34,380,000	[c]	37,530,611
3.00%, 8/20/42—8/20/43	52,430,724		53,540,425
3.50%, 9/20/42—4/20/43	46,480,654		48,742,705
4.00%, 12/20/24—5/20/42	7,839,269		8,385,439
4.50%, 12/20/39—3/20/42	5,353,861		5,866,549
5.00%, 11/20/24—4/20/35	3,859,570		4,295,286
5.50%, 1/20/34—9/20/35	6,287,059		7,132,152
6.00%, 12/20/28—2/20/36	4,832,697		5,500,788
6.50%, 5/20/31—7/20/31	600,912		706,831
7.00%, 4/20/24—4/20/32	3,463,308		4,137,130
7.50%, 9/20/30	47,394		57,397
9.00%, 7/20/25	42,562		49,885
9.50%, 9/20/17—2/20/25	36,362		38,004
			468,489,378
U.S. Government Securities—7.8%
U.S. Treasury Inflation
Protected Securities;
Notes, 0.13%, 4/15/18	39,508,455	[d]	40,008,474
Total Bonds and Notes
(cost $557,594,231)			569,106,643

TheFund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Short-Term Investments—15.9%	Amount [a]	Value ($)
U.S. Treasury Bills:
0.02%, 11/20/14	30,836,000	30,835,938
0.00%, 11/13/14	50,942,000 [e]	50,941,949
Total Short-Term Investments
(cost $81,777,534)		81,777,887

Other Investment—2.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $14,752,598)	14,752,598 [f]	14,752,598
Total Investments (cost $654,124,363)	129.8%	665,637,128
Liabilities, Less Cash and Receivables	(29.8%)	(152,987,639)
Net Assets	100.0%	512,649,489

REMIC—Real Estate Mortgage Investment Conduit

a Variable rate security—interest rate subject to periodic change.
b The Federal Housing Finance Agency (FHFA) placed the Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
c Purchased on a forward commitment basis.
d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
e Held by or on behalf of a counterparty for open financial futures contracts.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government Agencies/		Asset-Backed	11.7
Mortgage-Backed	99.2	Residental Mortgage-Backed	.1
Short-Term/
Money Market Investments	18.8		129.8

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES

October 31, 2014 (Unaudited)

		Market Value		Unrealized
		Covered by		Depreciation
	Contracts	Contracts ($)	Expiration	at 10/31/2014 ($)
Financial Futures Long
U.S. Treasury 10 Year Notes	76	9,603,313	December 2014	(1,187)
Financial Futures Short
U.S. Treasury 5 Year Notes	267	(31,887,309)	December 2014	(88,997)
				(90,184)

See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2014 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	639,371,765	650,884,530
Affiliated issuers	14,752,598	14,752,598
Cash		427,922
Dividends and interest receivable		1,365,111
Receivable for futures variation margin—Note 4		43,034
Prepaid expenses		29,287
		667,502,482
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		410,611
Payable for open mortgage—backed dollar rolls—Note 4		124,617,160
Payable for investment securities purchased		29,407,031
Payable for shares of Common Stock redeemed		306,611
Accrued expenses		111,580
		154,852,993
Net Assets ($)		512,649,489
Composition of Net Assets ($):
Paid-in capital		507,270,153
Accumulated distributions in excess of investment income—net		(459,269)
Accumulated net realized gain (loss) on investments		(5,583,976)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($90,184) net unrealized
depreciation on financial futures]		11,422,581
Net Assets ($)		512,649,489

Net Asset Value Per Share
	Class A	Class C	Class Z
Net Assets ($)	54,220,363	5,905,603	452,523,523
Shares Outstanding	3,542,757	385,773	29,555,530
Net Asset Value Per Share ($)	15.30	15.31	15.31
See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2014 (Unaudited)

Investment Income ($):
Income:
Interest	6,315,555
Dividends;
Affiliated issuers	2,589
Total Income	6,318,144
Expenses:
Management fee—Note 3(a)	1,575,621
Service plan and prospectus fees—Note 3(b)	397,677
Shareholder servicing costs—Note 3(c)	240,082
Professional fees	53,057
Custodian fees—Note 3(c)	46,462
Registration fees	24,266
Distribution fees—Note 3(b)	23,321
Shareholders’ reports	18,406
Directors’ fees and expenses—Note 3(d)	13,251
Loan commitment fees—Note 2	2,244
Miscellaneous	55,017
Total Expenses	2,449,404
Less—reduction in fees due to earnings credits—Note 3(c)	(371)
Net Expenses	2,449,033
Investment Income—Net	3,869,111
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,660,825
Net realized gain (loss) on financial futures	(97,966)
Net Realized Gain (Loss)	4,562,859
Net unrealized appreciation (depreciation) on investments	1,139,791
Net unrealized appreciation (depreciation) on financial futures	(116,606)
Net Unrealized Appreciation (Depreciation)	1,023,185
Net Realized and Unrealized Gain (Loss) on Investments	5,586,044
Net Increase in Net Assets Resulting from Operations	9,455,155
See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	October 31, 2014	Year Ended
	(Unaudited)	April 30, 2014
Operations ($):
Investment income—net	3,869,111	8,802,714
Net realized gain (loss) on investments	4,562,859	(6,047,832)
Net unrealized appreciation
(depreciation) on investments	1,023,185	(9,032,722)
Net Increase (Decrease) in Net Assets
Resulting from Operations	9,455,155	(6,277,840)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(526,666)	(1,365,726)
Class C	(32,316)	(104,462)
Class Z	(4,621,217)	(11,069,412)
Total Dividends	(5,180,199)	(12,539,600)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,375,169	4,881,419
Class C	161,235	163,824
Class Z	3,547,313	5,910,258
Dividends reinvested:
Class A	440,042	1,147,309
Class C	26,000	81,801
Class Z	4,040,736	9,645,802
Cost of shares redeemed:
Class A	(5,557,536)	(23,341,510)
Class C	(816,883)	(4,657,399)
Class Z	(25,192,796)	(74,936,935)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(21,976,720)	(81,105,431)
Total Increase (Decrease) in Net Assets	(17,701,764)	(99,922,871)
Net Assets ($):
Beginning of Period	530,351,253	630,274,124
End of Period	512,649,489	530,351,253
Undistributed (distributions in excess of)
investment income—net	(459,269)	851,819

	Six Months Ended
	October 31, 2014	Year Ended
	(Unaudited)	April 30, 2014
Capital Share Transactions:
Class Aa
Shares sold	90,186	323,396
Shares issued for dividends reinvested	28,900	75,810
Shares redeemed	(364,415)	(1,548,427)
Net Increase (Decrease) in Shares Outstanding	(245,329)	(1,149,221)
Class Ca
Shares sold	10,595	10,821
Shares issued for dividends reinvested	1,706	5,399
Shares redeemed	(53,589)	(307,482)
Net Increase (Decrease) in Shares Outstanding	(41,288)	(291,262)
Class Z
Shares sold	232,299	391,102
Shares issued for dividends reinvested	265,290	637,292
Shares redeemed	(1,652,819)	(4,961,503)
Net Increase (Decrease) in Shares Outstanding	(1,155,230)	(3,933,109)

a During the period ended April 30, 2014, 12,288 Class C shares representing $190,096 were exchanged for
12,296 Class A shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
October 31, 2014				Year Ended April 30,
Class A Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	15.18		15.63	16.09	15.67	15.24	14.86
Investment Operations:
Investment income—net[a]	.11		.22	.23	.20	.33	.42
Net realized and unrealized
gain (loss) on investments	.15		(.35)	.04	.79	.49	.45
Total from Investment Operations	.26		(.13)	.27	.99	.82	.87
Distributions:
Dividends from
investment income—net	(.14)		(.32)	(.30)	(.23)	(.39)	(.49)
Dividends from net realized
gain on investments	—		—	(.43)	(.34)	—	—
Total Distributions	(.14)		(.32)	(.73)	(.57)	(.39)	(.49)
Net asset value, end of period	15.30		15.18	15.63	16.09	15.67	15.24
Total Return (%)[b]	1.74	[c]	(.83)	1.73	6.34	5.43	5.96
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.03	[d]	1.02	1.03	1.04	1.03	1.04
Ratio of net expenses
to average net assets	1.03	[d]	1.02	1.03	1.04	.98	1.01
Ratio of net investment income
to average net assets	1.38	[d]	1.44	1.45	1.25	2.11	2.81
Portfolio Turnover Rate[e]	164.41	[c]	344.69	439.48	652.66	392.43	272.95
Net Assets, end of period
($ x 1,000)	54,220		57,498	77,177	75,252	76,910	90,135

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2014 and
April 30, 2014, 2013, 2012, 2011 and 2010 were 31.01%, 89.97%, 85.95%, 95.20%, 64.60% and
66.28%, respectively.

See notes to financial statements.

Six Months Ended
October 31, 2014				Year Ended April 30,
Class C Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	15.18		15.63	16.08	15.67	15.23	14.84
Investment Operations:
Investment income—net[a]	.04		.10	.10	.08	.22	.31
Net realized and unrealized
gain (loss) on investments	.17		(.36)	.05	.78	.49	.46
Total from Investment Operations	.21		(.26)	.15	.86	.71	.77
Distributions:
Dividends from
investment income—net	(.08)		(.19)	(.17)	(.11)	(.27)	(.38)
Dividends from net realized
gain on investments	—		—	(.43)	(.34)	—	—
Total Distributions	(.08)		(.19)	(.60)	(.45)	(.27)	(.38)
Net asset value, end of period	15.31		15.18	15.63	16.08	15.67	15.23
Total Return (%)[b]	1.38	[c]	(1.64)	.96	5.49	4.68	5.24
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.85	[d]	1.83	1.80	1.78	1.76	1.78
Ratio of net expenses
to average net assets	1.85	[d]	1.83	1.80	1.78	1.72	1.75
Ratio of net investment income
to average net assets	.56	[d]	.63	.65	.52	1.38	2.07
Portfolio Turnover Rate[e]	164.41	[c]	344.69	439.48	652.66	392.43	272.95
Net Assets, end of period
($ x 1,000)	5,906		6,484	11,230	18,092	20,062	26,567

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2014 and
April 30, 2014, 2013, 2012, 2011 and 2010 were 31.01%, 89.97%, 85.95%, 95.20%, 64.60% and
66.28%, respectively.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
October 31, 2014				Year Ended April 30,
Class Z Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	15.19		15.64	16.10	15.68	15.25	14.87
Investment Operations:
Investment income—net[a]	.12		.24	.25	.22	.34	.45
Net realized and unrealized
gain (loss) on investments	.15		(.35)	.04	.79	.50	.44
Total from Investment Operations	.27		(.11)	.29	1.01	.84	.89
Distributions:
Dividends from
investment income—net	(.15)		(.34)	(.32)	(.25)	(.41)	(.51)
Dividends from net realized
gain on investments	—		—	(.43)	(.34)	—	—
Total Distributions	(.15)		(.34)	(.75)	(.59)	(.41)	(.51)
Net asset value, end of period	15.31		15.19	15.64	16.10	15.68	15.25
Total Return (%)	1.81	[b]	(.69)	1.86	6.48	5.58	6.13
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.91	[c]	.88	.89	.90	.87	.87
Ratio of net expenses
to average net assets	.91	[c]	.88	.89	.90	.87	.87
Ratio of net investment income
to average net assets	1.50	[c]	1.58	1.59	1.39	2.21	2.97
Portfolio Turnover Rate[d]	164.41	[b]	344.69	439.48	652.66	392.43	272.95
Net Assets, end of period
($ x 1,000)	452,524		466,370	541,867	593,198	613,268	638,374

a Based on average shares outstanding.
b Not annualized.
c Annualized.
d The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2014 and
April 30, 2014, 2013, 2012, 2011 and 2010 were 31.01%, 89.97%, 85.95%, 95.20%, 64.60% and
66.28%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus GNMA Fund (the “fund”) is the sole series of Dreyfus Premier GNMA Fund, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 1.4 billion shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized) and Class Z (1.1 billion shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class Z shares are sold at net asset value per share. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accor-

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

dance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S.Treasury Bills) and financial futures, are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2014 in valuing the fund's investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	60,051,791	—	60,051,791
Mutual Funds	14,752,598	—	—	14,752,598
Residential
Mortgage-Backed	—	557,000	—	557,000
U.S. Government
Agencies/
Mortgage-Backed	—	468,489,378	—	468,489,378
U.S. Treasury	—	121,786,361	—	121,786,361
Liabilities ($)
Other Financial
Instruments:
Financial Futures†	(90,184)	—	—	(90,184)

†	Amount shown represents unrealized depreciation at period end.

At October 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	4/30/2014($)	Purchases ($)	Sales($)	10/31/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	928,328	167,330,896	153,506,626	14,752,598	2.9

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 31, 2014, the Board declared a cash dividend of $.018, $.007 and $.021 per share from undistributed investment income-net for Class A, Class C and Class Z shares, respectively, payable on November 3, 2014 (ex-dividend date) to shareholders of record as of the close of business on October 31, 2014.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended April 30, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The fund has an unused capital loss carryover of $10,118,066 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to April 30, 2014. The fund has $8,520,431 of post-enactment short-term capital losses and $1,597,635 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended April 30, 2014 was as follows: ordinary income $12,539,600. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 mil-

lion unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2014, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of Class Z shares (excluding taxes, brokerage fees, interest on borrowings and extraordinary expenses) exceed 1 1 / 2 % of the value of Class Z shares’ average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear, such excess expense with respect to Class Z shares.There was no reimbursement pursuant to the Agreement for Class Z shares during the period ended October 31, 2014.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2014, Class C shares were charged $23,321 pursuant to the Distribution Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares, for servicing shareholder accounts and for advertising and marketing relating to Class Z shares. The Service Plan provides for a reimbursement to be made at an aggregate annual rate not to exceed .20% of

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the value of its average daily net assets.The Distributor determines the amounts, if any, to be paid to Service Agents (securities dealers, financial institutions or other industry professionals) and the basis on which such payments are made.

The Service Plan also separately provides for Class Z shares to bear the costs of preparing, printing and distributing certain of Class Z prospectuses and statements of additional information and costs associated with implementing and operating the Service Plan, not to exceed the greater of $100,000 or .005% of the value of its average daily net assets for any full fiscal year. During the period ended October 31, 2014, Class Z shares were charged $397,677 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2014, Class A and Class C shares were charged $70,335 and $7,774, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund.The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2014, the fund was charged $111,121 for transfer agency services and $7,786 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $371.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2014, the fund was charged $46,462 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon for performing certain cash management services related to fund subscriptions and redemptions, including shareholder redemption draft processing, under a cash management agreement. During the period ended October 31, 2014, the fund was charged $5,895 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended October 31, 2014, the fund was charged $3,576 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $262,021, Distribution Plan fees $57,393, Shareholder Services Plan fees $12,910, custodian fees $46,800, Chief Compliance Officer fees $617 and transfer agency fees $30,870.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2014, amounted to $930,696,511 and $946,260,477, respectively, of which $755,182,510 in purchases and $757,101,738 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.The fund accounts for mortgage dollar rolls as purchases and sales transactions.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2014 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at October 31, 2014 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2014:

Average Market Value ($)
Interest rate financial futures	23,580,050

At October 31, 2014, accumulated net unrealized appreciation on investments was $11,512,765 consisting of $13,505,755 gross unrealized appreciation and $1,992,990 gross unrealized depreciation.

At October 31, 2014, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 29

For More Information

For Class Z shareholders

Telephone 1-800-DREYFUS

For Class A and C shareholders

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2014 MBSC Securities Corporation	6100SA1014

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Schedule of Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER GNMA FUND, INC.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 18, 2014

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    December 18, 2014

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)